UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 10, 2005

Navarre Corporation

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 49th Avenue North, New Hope, Minnesota	55428

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 535-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 10, 2005, Navarre Corporation (the “Company”) entered into a limited waiver and third amendment to the amended and restated credit agreement (the “Third Amendment”) between itself and General Electric Capital Corporation — as agent for itself and the Lenders (as defined in the Agreement) — dated as of June 18, 2004, and as amended August 25, 2004 and October 18, 2004, and filed as Exhibit 10.46 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 (the “Agreement”), and as Exhibits 10.55 and 10.56 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “First Amendment” and the “Second Amendment,” respectively), all of which are incorporated herein by reference. The Agreement, First Amendment, Second Amendment and Third Amendment hereinafter referred to collectively as the “Credit Agreement.”

The material waivers and amendments in the Third Amendment include: permitting the FUNimation acquisition, inclusive of recognizing new subsidiaries of the Company; permitting the payment of the earn-out portion of the purchase price up to $17.0 million; requiring any entities formed or acquired pursuant to the FUNimation acquisition (“FUNimation Entities”) to become Credit Parties (as defined in the Credit Agreement); prohibiting loan proceeds to be used for the purchase price of the acquisition; restricting Credit Parties and FUNimation Entities from investing in FUNimation Companies (as defined by the Credit Agreement); prohibiting merger or consolidation of the FUNimation Entities with or into any other Credit Party; and permitting certain financings. Other material terms of the Credit Agreement remain unchanged and have been previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and the Company’s Quarterly Report on Form 10-KQ for the quarter ended September 30, 2004, both of which are incorporated herein by reference.

The foregoing description of the Third Amendment does not purport to be a complete statement of the parties’ rights and obligations under that agreement and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1 which is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.1	Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated January 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2005	Navarre Corporation
	By:	/s/ JAMES G. GILBERTSON
		Name:	James G. Gilbertson
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated January 10, 2005.